Exhibit 99.3

                       GE CAPITAL MORTGAGE SERVICES, INC.

                             SERVICER'S CERTIFICATE

                                   AUGUST 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-2

     Pursuant to the Pooling and Servicing Agreement dated as of February 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the
"Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

     1.   Aggregate Scheduled Monthly Payments:
                                             Pool 1                 Pool 2
                                             ------                 ------

          (a)  Principal  ..............$       310,950.36   $        278,766.31
          (b)  Interest  ...............$     2,901,289.71   $        547,309.78
          (c)  Total  ..................$     3,212,239.07   $        826,076.09

     2. Aggregate Monthly Payments Received and Monthly Advances made this month:

          (a)  Principal  ..............$       310,950.06   $        278,766.31
          (b)  Interest  ...............$     2,814,793.86   $        532,179.92
          (c)  Total  ..................$     3,125,743.92   $        810,946.23

     3.   Aggregate  Principal  Prepayments  in part received and applied in the
          applicable Prepayment Period:.$       117,539.84   $        383,520.79

     4. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:

          (a)  Principal  ..............$     5,334,298.19   $        819,516.12
          (b)  Interest  ...............$        33,253.60   $          4,390.69
          (c)  Total  ..................$     5,367,551.79   $        823,906.81

     5. Aggregate Insurance Proceeds (including purchases of Mortgage Loans by primary mortgage insurers) for prior month:
                                             Pool 1                 Pool 2
                                             ------                 ------

          (a)  Principal  ..............$             0.00   $              0.00
          (b)  Interest  ...............$             0.00   $              0.00
          (c)  Total  ..................$             0.00   $              0.00

     6.   Aggregate Liquidation Proceeds for prior month:

          (a)  Principal  ..............$             0.00   $              0.00
          (b)  Interest  ...............$             0.00   $              0.00
          (c)  Total  ..................$             0.00   $              0.00

     7.   Aggregate Purchase Prices for Defaulted and Modified Mortgage Loans:

          (a)  Principal  ..............$             0.00   $              0.00
          (b)  Interest  ...............$             0.00   $              0.00
          (c)  Total  ..................$             0.00   $              0.00

     8. Aggregate Purchase Prices (and subsitution adjustments) for Defective Mortgage Loans:

          (a)  Principal  ..............$             0.00   $              0.00
          (b)  Interest  ...............$             0.00   $              0.00
          (c)  Total  ..................$             0.00   $              0.00

     9.   Pool Scheduled Principal
          Balance:......................$   433,868,437.41   $     84,885,658.08

     10.  Available Funds:..............$     8,610,835.55   $      2,018,373.83

     11.  Realized Losses for Prior
          Month:........................$             0.00   $              0.00

     12.  Aggregrate Realized Losses and Debt Service Reductions:

          (a) Deficient Valuations  ....$             0.00   $              0.00
          (b) Special Hazard Losses  ...$             0.00   $              0.00
          (c) Fraud Losses  ............$             0.00   $              0.00
          (d) Excess Bankruptcy Losses  $             0.00   $              0.00
          (e) Excess Special Hazard
               Losses...................$             0.00   $              0.00
          (f) Excess Fraud Losses  .....$             0.00   $              0.00
          (g) Debt Service Reductions...$             0.00   $              0.00

                                             Pool 1                 Pool 2
                                             ------                 ------

     13.  Compensating Interest Payment: $        3,328.64   $          3,022.96

     14. Accrued Certificate Interest, unpaid Class Interest Shortfalls and Pay-out Rate:

     Class 1-A1....$      278,136.18   $         0.00          6.50000000%
     Class 1-A2....$      369,154.15   $         0.00          6.75000000%
     Class 1-A3....$       32,593.78   $         0.00          7.50000000%
     Class 1-A4....$      328,580.15   $         0.00          7.00000000%
     Class 1-A5....$      151,930.26   $         0.00          7.50000000%
     Class 1-A6....$      112,978.04   $         0.00          7.50000000%
     Class 1-A7....$      366,473.12   $         0.00          7.50000000%
     Class 1-A8....$       35,130.29   $         0.00          6.93750000%
     Class 1-A9....$       10,444.14   $         0.00         10.31250000%
     Class 1-A10...$       53,772.15   $         0.00          7.50000000%
     Class 1-A11...$      150,603.57   $         0.00          7.50000000%
     Class 1-A12...$       36,793.61   $         0.00          7.50000000%
     Class 1-A13...$       11,315.00   $         0.00          7.75000000%
     Class 1-A14...$        1,460.00   $         0.00          6.00000000%
     Class 1-A15...$       39,617.19   $         0.00          7.50000000%
     Class 1-A16...$      261,596.32   $         0.00          7.50000000%
     Class 1-A17...$       18,685.45   $         0.00          7.50000000%
     Class 1-S.....$      106,802.36   $         0.00          0.32830000%
     Class 1-M.....$       56,099.95   $         0.00          7.50000000%
     Class 1-B1....$       28,046.86   $         0.00          7.50000000%
     Class 1-B2....$       28,046.86   $         0.00          7.50000000%
     Class 1-B3....$       14,026.54   $         0.00          7.50000000%
     Class 1-B4....$        4,210.45   $         0.00          7.50000000%
     Class 1-B5....$        9,820.30   $         0.00          7.50000000%
     Class 1-R.....$            0.00   $         0.00          7.50000000%
     Class 1-RL....$            0.00   $         0.00          7.50000000%
     Class 2-A1....$       79,712.36   $         0.00          7.00000000%
     Class 2-A2....$       71,299.58   $         0.00          6.50000000%
     Class 2-A3....$       69,501.25   $         0.00          6.50000000%
     Class 2-A4....$       10,830.83   $         0.00          7.00000000%
     Class 2-A5....$      141,477.76   $         0.00          7.00000000%
     Class 2-A6....$       64,349.06   $         0.00          7.00000000%
     Class 2-A7....$       51,688.50   $         0.00          7.00000000%
     Class 2-S.....$       33,492.74   $         0.00          0.49880000%
     Class 2-M.....$        5,170.37   $         0.00          7.00000000%
     Class 2-B1....$        2,585.18   $         0.00          7.00000000%
     Class 2-B2....$        2,585.18   $         0.00          7.00000000%
     Class 2-B3....$        1,551.11   $         0.00          7.00000000%
     Class 2-B4....$        1,034.07   $         0.00          7.00000000%
     Class 2-B5....$        1,292.61   $         0.00          7.00000000%

     15.  Principal Distribution Amount:

     Class 1-A1....$            0.00      Class 2-A1....$       363,349.13
     Class 1-A2....$            0.00      Class 2-A2....$             0.00
     Class 1-A3....$            0.00      Class 2-A3....$             0.00
     Class 1-A4....$      849,351.47      Class 2-A4....$             0.00
     Class 1-A5....$      234,253.31      Class 2-A5....$       187,783.84
     Class 1-A6....$      181,000.46      Class 2-A6....$       893,782.10
     Class 1-A7....$      415,253.77      Class 2-A7....$        28,598.27
     Class 1-A8....$    1,061,202.32      Class 2-PO....$           423.07
     Class 1-A9....$      212,240.46      Class 2-M.....$         2,860.66
     Class 1-A10...$      699,986.09      Class 2-B1....$         1,430.33
     Class 1-A11...$      492,853.95      Class 2-B2....$         1,430.33
     Class 1-A12...$            0.00      Class 2-B3....$           858.20
     Class 1-A13...$            0.00      Class 2-B4....$           572.13
     Class 1-A14...$            0.00      Class 2-B5....$           715.17
     Class 1-A15...$    1,909,501.97
     Class 1-A16...$       29,595.97
     Class 1-A17...$        2,114.00
     Class 1-PO....$        1,298.75
     Class 1-M.....$        6,346.89
     Class 1-B1....$        3,173.09
     Class 1-B2....$        3,173.09
     Class 1-B3....$        1,586.90
     Class 1-B4....$          476.35
     Class 1-B5....$        1,111.02
     Class 1-R.....$            0.00
     Class 1-RL....$            0.00

     16.  Additional  Distributions  to the  Class  R  Certificate  pursuant  to
          Section 4.01 (c):.............................$             0.00

     17.  Additional  Distributions  to the  Class RL  Certificate  pursuant  to
          Section 2.05 (d):.............................$             0.00

     18.  Certificate Interest Rate of:

          Class 1-A8....................................       6.93750000%
          Class 1-A9....................................      10.31250000%
          Class 1-S.....................................       0.32830000%
          Class 2-S.....................................       0.49880000%

B.   Other Amounts for such Distribution Date:

                                             Pool 1                 Pool 2
                                             ------                 ------

     1.  Senior Percentage:............    94.88370000%          97.17370000%

     2.  Group I Senior Percentage:....    84.65906648%          86.89923900%

     3.  Group II Senior Percentage:...    10.22463352%          10.27446100%

                                            Pool 1                 Pool 2
                                            ------                 ------

     4.  Senior Prepayment Percentage:.  100.00000000%           100.00000000%

     5.  Group I Senior Prepayment
         Percentage: ..................  100.00000000%           100.00000000%

     6.  Group II Senior Prepayment
         Percent: .....................    0.00000000%             0.00000000%

     7.  Group I Scheduled Distribution
         Percent: .....................    0.00000000%               N/A

     8.  Group II Scheduled Distribution
         Percentage:...................    0.00000000%               N/A

     9.  Junior Percentage:............    5.11630000%             2.82630000%

     10.  Junior Prepayment Percentage:    0.00000000%             0.00000000%

     11.  Subordinate Certificate
          Writedown:...................$          0.00          $         0.00

     12.  Prepayment Triggers satisfied:
                                       YES             NO
                                       ---             --

          Class 1-B1....................X
          Class 1-B2....................X
          Class 1-B3....................X
          Class 1-B4....................X
          Class 1-B5....................                X
          Class 2-B1....................X
          Class 2-B2....................X
          Class 2-B3....................X
          Class 2-B4....................X
          Class 2-B5....................X

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                        GE CAPITAL MORTGAGE SERVICES, INC.



                                        By:   /s/ Karen Pickett
                                        -----------------------------------
                                        Name:     Karen Pickett
                                        Title:    Vice-President,
                                                  Investor Operations